                                                                 EXHIBIT 99.1



(PROVINCE HEALTHCARE LOGO)


                                              NEWS RELEASE
                                              FOR IMMEDIATE RELEASE

                                              CONTACT: PAMELA L. HUNTER
                                              VICE PRESIDENT, INVESTOR RELATIONS
                                              (615) 370-1377


               PROVINCE HEALTHCARE REPORTS FOURTH QUARTER RESULTS

         Brentwood, TN, February 16, 2005 - Province Healthcare Company (NYSE:PRV) today announced results for the fourth quarter ended December 31, 2004. Diluted earnings per share (EPS) from continuing operations for the fourth quarter increased to $0.27, compared to $0.23 in the prior year's quarter, and for the year increased to $0.96 from $0.84 in the prior year.

         As previously announced, the Company has signed a definitive agreement to be acquired by LifePoint Hospitals, Inc. (NASDAQ:LPNT). Completion of the transaction remains subject to the approval of each company's stockholders, receipt of necessary financing and certain other conditions. The transaction is expected to close on or about March 31, 2005.

         Revenues from continuing operations for the fourth quarter of 2004 increased 22.3% to $238.5 million, compared with $195.0 million in the same quarter of last year. For the quarter, income from continuing operations was $14.1 million, compared with $11.7 million in the prior year's quarter. Cash flow from operations for the fourth quarter increased 112.0% to $33.2 million, compared with $15.7 million in the same quarter of last year.

         Revenues from continuing operations for the year ended December 31, 2004 increased 18.3% to $882.9 million, compared with $746.2 million in 2003. Income from continuing operations for 2004 was $50.1 million, a 20.0% increase over last year's income from continuing operations of $41.7 million. Cash flow from operations totaled $126.3 million for the year, compared with $104.3 million in the prior year.

         Province ended the fourth quarter of 2004 with 21 owned or leased hospitals, of which 19 are same-store hospitals. Memorial Medical Center in Las Cruces, New Mexico, acquired through a long-term lease effective June 1, 2004, and Coastal Carolina Medical Center, in Hardeeville, South Carolina, which opened on November 29, 2004, are excluded from same-store results. On a same-store basis, net patient revenue for the quarter increased 1.8%, net patient revenue per adjusted admission increased 5.7% and adjusted admissions decreased 3.7%. Same-store outpatient revenue increased 7.6%, and same-store surgery growth of 3.4% for the quarter was driven by the specialist physicians. Same-store acuity, as measured by the Medicare case mix index, increased to 1.23 in the fourth quarter of 2004 from 1.21 in the fourth quarter of 2003.

         Martin S. Rash, Chairman and Chief Executive Officer of Province Healthcare, said, "We are very pleased with our 2004 results. Our cash flow from operations reached an impressive $126.3 million. We exceeded our goal of $100.0 to $110.0 million in annual cash flow from operations which funded the completion of Coastal Carolina Medical Center in Hardeeville, South Carolina, and the ongoing construction of Valley View Medical Center, in Fort Mohave, Arizona, with no borrowings from our revolving credit facility used to fund the projects. We saw 148 new physicians begin practicing in our communities, surpassing our goal for the year of approximately 90 physicians."

         A listen-only simulcast of Province Healthcare's fourth quarter conference call will be available on-line at www.prhc.net on February 17, 2005, beginning at 10:00 a.m. Eastern Standard Time.

         The Company owns or leases 21 general acute care hospitals in 13 states with a total of 2,533 licensed beds.

         Important Legal Information

         In connection with the proposed transaction between LifePoint Hospitals and Province Healthcare, Lakers Holding Corp. has filed with the Securities and Exchange Commission (the "SEC") a joint proxy statement/prospectus, as part of a Registration Statement on Form S-4, and other relevant materials. The definitive joint proxy statement/prospectus will be mailed to the stockholders of LifePoint Hospitals and Province Healthcare. Investors and security holders are advised to read the joint proxy statement/prospectus and other relevant materials when they become available, as well as any amendments or supplements to those documents, because they will contain important information about LifePoint Hospitals, Province Healthcare and the proposed transaction. In addition, the joint proxy statement/prospectus and other relevant materials filed by Lakers Holding Corp., LifePoint Hospitals or Province Healthcare with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by LifePoint Hospitals by contacting Investor Relations, LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee, 37027, Phone: (615) 372-8500 and by Province Healthcare by contacting Investor Relations, Province Healthcare Company, 105 Westwood Place, Suite 400, Brentwood, Tennessee, 37027, Phone:
(615) 370-1377.

         LifePoint Hospitals and Province Healthcare, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the merger agreement. Information about the directors and executive officers of LifePoint Hospitals, and their interests in the transactions contemplated by the merger agreement, including their ownership of LifePoint Hospitals common stock, is set forth in the proxy statement for LifePoint Hospitals' 2004 annual meeting, which was filed with the SEC on April 28, 2004, and in the joint proxy statement/prospectus. Information about the directors and executive officers of Province Healthcare, and their interests in the transactions contemplated by the merger agreement, including their ownership of Province Healthcare common stock, is set forth in the proxy statement for Province Healthcare's 2004 annual meeting, which was filed with the SEC on April 20, 2004, and in the joint proxy statement/prospectus. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the joint proxy statement/prospectus and the other relevant documents filed with the SEC.

         Certain information contained in this release constitutes forward-looking statements. These statements are based only on our current estimates of future events. Forward-looking statements involve known and unknown risks and uncertainties which may cause our actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with general economic and business conditions, the effect of future governmental regulations, changes in reimbursement levels by government programs, including Medicare and Medicaid or other third party payors, the Company's continued ability to recruit and retain physicians and the Company's ability to successfully complete and integrate acquisitions. Those and other risks and uncertainties are described in our most recent reports and filings with the Securities and Exchange Commission. You should not rely on the forward-looking statements contained in this release, as we cannot predict or control many of the factors that may cause future events or results to differ from those forecasted. We undertake no obligation to update any forward-looking statements on the basis of any information, future events or otherwise.


                              - TABLES TO FOLLOW -

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                                December 31,   December 31,
                                                                   2004          2003(*)
                                                               -------------   -----------
                                                                (Unaudited)
ASSETS
Current assets:
    Cash and cash equivalents                                   $     9,824    $    46,117
    Accounts receivable, less allowance for doubtful accounts
      of $78,274 in 2004 and $66,835 in 2003                        137,052        110,335
    Inventories                                                      21,796         18,424
    Prepaid expenses and other                                       14,068         14,614
    Assets of discontinued operations                                 1,365         14,995
                                                                -----------    -----------
                                                                    184,105        204,485

Property and equipment, net                                         578,587        459,843
Goodwill                                                            388,709        309,191
Other assets                                                         31,666         36,874
                                                                -----------    -----------

                                                                $ 1,183,067    $ 1,010,393
                                                                ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                            $    32,235    $    16,083
    Accrued salaries and benefits                                    32,653         27,852
    Accrued expenses                                                 25,933         14,241
    Current portion of long-term debt                                76,241            743
    Liabilities of discontinued operations                              346          5,156
                                                                -----------    -----------
                                                                    167,408         64,075

Long-term debt, less current portion                                428,383        447,956
Other liabilities                                                    69,090         49,579
Minority interests                                                    2,387          1,910

Stockholders' equity:
    Preferred stock - $0.01 par value, 100,000 shares
      authorized, none issued and outstanding                            --             --
    Common stock - $0.01 par value; 150,000,000 shares
      authorized at December 31, 2004 and December
      31, 2003, issued and outstanding 50,030,550
      shares and 48,841,157 shares at December 31,
      2004 and December 31, 2003, respectively                          500            488
    Additional paid-in-capital                                      319,997        306,091
    Retained earnings                                               195,684        141,186
    Accumulated other comprehensive loss                               (382)          (892)
                                                                -----------    -----------
         Total stockholders' equity                                 515,799        446,873
                                                                -----------    -----------

                                                                $ 1,183,067    $ 1,010,393
                                                                ===========    ===========


---------------------

(*) Derived from the audited consolidated financial statements of Province and its subsidiaries, contained in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2004.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                              Three Months Ended December 31,
                                                         2004                              2003(b)
                                            ----------------------------        -----------------------------
                                                                  % of                                  % of
                                              Amount            Revenues          Amount             Revenues
                                              ------            --------          ------             --------
Revenues:
  Net patient revenue                       $ 235,576                           $ 192,174
  Other                                         2,904                               2,867
                                            ---------                           ---------
                                              238,480             100.0%          195,041             100.0%

Expenses:
  Salaries, wages and benefits                 87,373              36.7            73,751              37.8
  Purchased services                           23,746              10.0            17,996               9.2
  Supplies                                     31,769              13.3            24,508              12.6
  Provision for doubtful accounts              26,534              11.1            21,506              11.0
  Other operating expenses                     23,825              10.0            22,916              11.8
  Rentals and leases                            2,922               1.2             2,332               1.2
  Transaction costs                               851               0.4                --                --
  Depreciation and amortization                12,678               5.3            10,386               5.3
  Interest expense                              7,698               3.2             6,916               3.6
  Minority interests                              250               0.1                59                --
  Loss on sale of assets                           44                --                --                --
  Loss on early extinguishment of debt             --                --                (1)               --
                                            ---------       -----------         ---------       -----------
     Total expenses                           217,690              91.3           180,369              92.5
                                            ---------       -----------         ---------       -----------
Income from continuing operations
   before provision for income taxes           20,790               8.7            14,672               7.5
Income taxes                                    6,662               2.8             2,963               1.5
                                            ---------       -----------         ---------       -----------

Income from continuing operations              14,128               5.9%           11,709               6.0%
                                                              =========                         ===========
Discontinued operations, net of tax:
   Loss from operations                          (918)                               (457)
   Net loss on divestitures                        --                              (8,952)
                                            ---------                           ---------
Net income                                  $  13,210                           $   2,300
                                            =========                           =========

Diluted earnings (loss) per common share:
   Continuing operations (a)                $    0.27                           $    0.23
   Discontinued operations:
     Loss from operations                       (0.02)                              (0.01)
     Net loss on divestitures                      --                               (0.15)
                                            ---------                           ---------
   Net income                               $    0.25                           $    0.07
                                            =========                           =========



---------------------

(a) See calculation of diluted earnings per common share from continuing operations in the Selected Operating Statistics section (attached).
(b) The Consolidated Statement of Income for the three months ended December 31, 2003 presented above reflects the restatement of Brim Healthcare, Inc. as a discontinued operation.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               Year Ended December 31,
                                                          2004                          2003 (*)
                                            ---------------------------       ----------------------------
                                                                 % of                              % of
                                               Amount          Revenues         Amount           Revenues
                                               ------          --------         ------           --------
                                             (Unaudited)
Revenues:
  Net patient revenue                        $  872,275                       $  735,841
  Other                                          10,631                           10,367
                                             ----------                       ----------
                                                882,906          100.0%          746,208           100.0%

Expenses:
  Salaries, wages and benefits                  323,565           36.6           282,794            37.9
  Purchased services                             85,698            9.7            68,872             9.2
  Supplies                                      114,186           12.9            95,579            12.8
  Provision for doubtful accounts                95,015           10.8            72,583             9.7
  Other operating expenses                       96,934           11.0            88,137            11.8
  Rentals and leases                             11,250            1.3             9,007             1.2
  Transaction costs                                 851            0.1                --              --
  Depreciation and amortization                  46,881            5.3            37,617             5.1
  Interest expense                               29,652            3.3            26,262             3.5
  Minority interests                                687            0.1               260              --
  Loss on sale of assets                             30             --                75              --
  Loss on early extinguishment of debt               --             --               486             0.1
                                             ----------       --------        ----------        --------
Total expenses                                  804,749           91.1           681,672            91.3
                                             ----------       --------        ----------        --------

Income from continuing operations
   before provision for income taxes             78,157           8.9             64,536             8.7
Income taxes                                     28,101           3.2             22,816             3.1
                                             ----------       -------         ----------         -------

Income from continuing operations                50,056           5.7%            41,720             5.6%
                                                              =======                            =======
Discontinued operations, net of tax:
     Loss from operations                        (2,220)                          (1,149)
     Net gain (loss) on divestitures              6,663                           (8,952)
                                             ----------                       ----------
Net income                                   $   54,499                       $   31,619
                                             ==========                       ==========

Diluted earnings (loss) per common share:
   Continuing operations (c)                 $     0.96                       $     0.84
   Discontinued operations:
     Loss from operations                         (0.03)                           (0.02)
     Net gain (loss) on divestitures               0.11                            (0.15)
                                             ----------                       ----------
   Net income                                $     1.04                       $     0.67
                                             ==========                       ==========



---------------------------

(c) See calculation of diluted earnings per common share from continuing operations in the Selected Operating Statistics section (attached).
(*)  See accompanying footnote on Consolidated Balance Sheet.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)



                                                                    Three Months Ended December 31,
                                                                         2004          2003(d)
                                                                       ---------      --------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Income from continuing operations                                    $ 14,128      $ 11,709
   Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
        Depreciation and amortization                                     12,678        10,386
        Deferred income taxes                                             15,234        10,746
        Provision for professional liability                              (1,028)          670
        Loss on early extinguishment of debt                                  --            (1)
        Loss on sale of assets                                                44            --
        Changes in operating assets and liabilities, net of effects from acquisitions and disposals:
             Accounts receivable                                             311        (4,451)
             Inventories                                                    (895)           35
             Prepaid expenses and other                                    2,705        (4,160)
             Accounts payable and accrued expenses                       (12,118)      (15,021)
             Accrued salaries and benefits                                   993         3,133
         Other                                                             1,142         2,615
                                                                        --------      --------
     Net cash provided by operating activities                            33,194        15,661

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                  (29,244)      (13,027)
     Purchase of hospitals and healthcare entities                         1,102         3,247
                                                                        --------      --------
     Net cash used in investing activities                               (28,142)       (9,780)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                                             --            --
     Repayments of debt                                                  (10,143)         (398)
     Issuance of common stock                                              3,880         1,218
                                                                        --------      --------
Net cash (used in) provided by financing activities                       (6,263)          820
                                                                        --------      --------

Net cash (used in) provided by continuing operations                      (1,211)        6,701

Net cash (used in) provided by discontinued operations                      (572)          360
                                                                        --------      --------

(Decrease) increase in cash and cash equivalents                          (1,783)        7,061
Cash and cash equivalents at beginning of period                          11,607        39,056
                                                                        --------      --------

Cash and cash equivalents at end of period                              $  9,824      $ 46,117
                                                                        ========      ========



--------------------------

(d) The Condensed Consolidated Statement of Cash Flow for the three months ended December 31, 2003 presented above reflects the restatement of Brim Healthcare, Inc. as a discontinued operation.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                          Year Ended December 31,
                                                                           2004          2003(*)
                                                                         ---------     ----------
                                                                        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Income from continuing operations                                     $  50,056      $  41,720
   Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
         Depreciation and amortization                                      46,881         37,617
         Deferred income taxes                                              29,373         14,215
         Provision for professional liability                                4,300          5,476
         Loss on early extinguishment of debt                                   --            486
         Loss on sale of assets                                                 30             75
         Changes in operating assets and liabilities, net of effects from acquisitions and disposals:
             Accounts receivable                                           (12,596)        (1,172)
             Inventories                                                      (887)           712
             Prepaid expenses and other                                     (2,726)        (3,347)
             Accounts payable and accrued expenses                           9,184         (4,107)
             Accrued salaries and benefits                                    (521)         4,505
         Other                                                               3,162          8,165
                                                                         ---------      ---------
   Net cash provided by operating activities                               126,256        104,345

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                      (90,557)       (56,926)
   Purchase of hospitals and healthcare entities                          (152,215)            --
   Sale of hospitals and healthcare entities                                14,667             --
                                                                         ---------      ---------
   Net cash used in investing activities                                  (228,105)       (56,926)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from long-term debt                                            110,372        194,199
   Repayments of debt                                                      (56,150)      (213,049)
   Issuance of common stock                                                 12,200          2,574
                                                                         ---------      ---------
   Net cash provided by (used in) financing activities                      66,422        (16,276)
                                                                         ---------      ---------

Net cash (used in) provided by continuing operations                       (35,427)        31,143
Net cash (used in) provided by discontinued operations                        (866)           349
                                                                         ---------      ---------

(Decrease) increase in cash and cash equivalents                           (36,293)        31,492

Cash and cash equivalents at beginning of period                            46,117         14,625
                                                                         ---------      ---------

Cash and cash equivalents at end of period                               $   9,824      $  46,117
                                                                         =========      =========


-----------------

(*)  See accompanying footnote on Consolidated Balance Sheet.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                    SELECTED OPERATING STATISTICS (UNAUDITED)


                                                     Actual                            Same Store(1)
                                                     ------                            -------------
                                               Three Months Ended                    Three Months Ended
                                                  December 31,                          December 31,
                                      ---------------------------------     -----------------------------------
                                         2004          2003                    2004           2003
                                      ----------    ----------              ----------     ----------
CONSOLIDATED HOSPITALS:
Number of hospitals at end of period          21            19     10.5%            19             19       --%
Licensed beds at end of period             2,533         2,189     15.7          2,206          2,189      0.8
Beds in service at end of period           2,157         1,933     11.6          1,920          1,933     (0.7)
Inpatient admissions                      19,638        18,598      5.6         17,006         18,598     (8.6)
Adjusted admissions (2)                   36,596        33,426      9.5         32,174         33,426     (3.7)
Patient days                              83,327        78,964      5.5         71,616         78,964     (9.3)
Adjusted patient days (3)                155,300       141,925      9.4        135,531        141,925     (4.5)
Average length of stay (days)                4.2           4.3     (2.3)           4.2            4.3     (2.3)
Net patient revenue                   $  235,576    $  192,174     22.6     $  195,488      $ 192,082      1.8
Net patient revenue:
   Per inpatient admission            $   11,996    $   10,333     16.1     $   11,495      $  10,328     11.3
   Per adjusted admission             $    6,437    $    5,749     12.0     $    6,076      $   5,746      5.7
Gross revenue:
   Inpatient                          $  273,872    $  240,819     13.7     $  231,340      $ 240,819     (3.9)
   Outpatient                            236,476       191,824     23.3        206,317        191,824      7.6
                                      ----------    ----------              ----------      ---------
                                      $  510,348    $  432,643     18.0     $  437,657      $ 432,643      1.2
                                      ==========    ==========              ==========      =========
NET PATIENT REVENUE BY PAYOR:
   Medicare                                 37.6%        37.9%                    37.7%          37.8%
   Medicaid                                 11.2          9.1                     10.2            9.1
   Other                                    51.2         53.0                     52.1           53.1
                                      ----------    ---------               ----------      ---------
     Total                                 100.0%       100.0%                   100.0%         100.0%
                                      ==========    =========               ==========      =========





                                                          Three Months Ended December 31,
                                                            2004                2003
                                                          ---------          ----------
DILUTED EARNINGS PER SHARE CALCULATION:
   Income from continuing operations                      $  14,128          $   11,709
   Add convertible notes interest, net of tax                 2,083               1,838
                                                          ---------          ----------
   Adjusted net income                                    $  16,211          $   13,547
                                                          =========          ==========

   Basic shares plus stock options                           51,811              49,791
   Convertible shares                                         9,100               9,099
                                                          ---------          ----------
   Diluted shares outstanding                                60,911              58,890
                                                          =========          ==========

   Diluted earnings per share                             $    0.27          $     0.23
                                                          =========          ==========

-----------------

(1)      Represents hospitals owned or leased during both periods.
(2) Used by management and investors as a general measure of combined inpatient and outpatient volume. Adjusted admissions are computed by multiplying admissions (inpatient volume) by the outpatient factor. The outpatient factor is the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue. The adjusted admissions computation equates outpatient revenue to the volume measure (admissions) used to measure inpatient volume, resulting in a general measure of combined inpatient and outpatient volume.
(3) Adjusted patient days are computed by multiplying patient days (inpatient volume) by the outpatient factor. The outpatient factor is the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue. The adjusted patient days computation equates outpatient revenue to the volume measure (patient days) used to measure inpatient volume, resulting in a general measure of combined inpatient and outpatient volume.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                    SELECTED OPERATING STATISTICS (UNAUDITED)


                                                     Actual                            Same Store(1)
                                                     ------                            -------------
                                                   Year Ended                           Year Ended
                                                  December 31,                          December 31,
                                      ----------------------------------    ----------------------------------
                                          2004          2003                   2004           2003
                                       ---------     ---------               ---------      ---------
CONSOLIDATED HOSPITALS:
Number of hospitals at end of period          21            19     10.5%            19             19       --%
Licensed beds at end of period             2,533         2,189     15.7          2,206          2,189      0.8
Beds in service at end of period           2,157         1,933     11.6          1,920          1,933     (0.7)
Inpatient admissions                      76,107        72,630      4.8         70,071         72,630     (3.5)
Adjusted admissions (2)                  141,671       131,557      7.7        131,277        131,557     (0.2)
Patient days                             323,949       307,195      5.5        297,083        307,195     (3.3)
Adjusted patient days (3)                602,962       556,331      8.4        556,459        556,331       --
Average length of stay (days)                4.3           4.2      2.4            4.2            4.2       --
Net patient revenue                   $  872,275    $  735,841     18.5     $  779,419     $  735,727      5.9
Net patient revenue:
   Per inpatient admission            $   11,461    $   10,131     13.1     $   11,123     $   10,130      9.8
   Per adjusted admission             $    6,157    $    5,593     10.1     $    5,937     $    5,592      6.2
Gross revenue:
   Inpatient                          $1,033,038    $  903,740     14.3     $  933,552     $  903,740      3.3
   Outpatient                            889,903       732,844     21.4        814,808        732,844     11.2
                                      ----------    ----------              ----------      ---------
                                      $1,922,941    $1,636,584     17.5     $1,748,360     $1,636,584      6.8
                                      ==========    ==========              ==========     ==========
NET PATIENT REVENUE BY PAYOR:
   Medicare                                 37.7%         38.5%                   38.7%          38.5%
   Medicaid                                 10.1          10.3                     9.7           10.3
   Other                                    52.2          51.2                    51.6           51.2
                                      ----------    ----------              ----------     ----------
       Total                               100.0%        100.0%                  100.0%         100.0%
                                      ==========    ==========              ==========     ==========




                                                             Year Ended December 31,
                                                             2004               2003
                                                          -----------        ----------
DILUTED EARNINGS PER SHARE CALCULATION:
   Income from continuing operations                      $    50,056        $   41,720
   Add convertible notes interest, net of tax                   7,781             8,325
                                                          -----------        ----------
   Adjusted net income                                    $    57,837        $   50,045
                                                          ===========        ==========

   Basic shares plus stock options                             50,938            49,305
   Convertible shares                                           9,100            10,243
                                                          -----------        ----------
   Diluted shares outstanding                                  60,038            59,548
                                                          ===========        ==========

   Diluted earnings per share                             $      0.96        $     0.84
                                                          ===========        ==========


----------------------

See accompanying footnotes on previous page.



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